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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                                   FORM 8-K/A
                                AMENDMENT NO. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 17, 1995 (APRIL 6, 1995)

                          CORAM HEALTHCARE CORPORATION
             (Exact name of Registrant as specified in its charter)

           DELAWARE                        1-11343                      33-0615337
 (State or other jurisdiction            (Commission                   (IRS Employer
       of incorporation)                File Number)                Identification No.)


     1125 SEVENTEENTH STREET, 15TH FLOOR,                         80202
               DENVER, COLORADO                                 (Zip Code)
   (Address of principal executive offices)

                                 (303) 292-4973
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
             (Former name or address, if changed since last report)

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

     On April 6, 1995, Coram Healthcare Corporation ("Coram" or the "Company") filed a Form 8-K reporting its acquisition of substantially all of the assets used in the alternate site infusion therapy business, the home care management and utilization system business and women's health care business (collectively, the "Caremark Business") of Caremark Inc., a California corporation ("Caremark").

     In accordance with Item 7 of Form 8-K, the Company is now filing pro forma financial information giving effect to the acquisition of the Caremark Business within 60 days of the filing of the Form 8-K reporting the above-referenced transaction.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (b) Pro Forma Financial Information.

     Pro forma financial information, including an Unaudited Pro Forma Condensed Combined Balance Sheet, an Unaudited Pro Forma Condensed Combined Statement of Operations and Notes to Unaudited Pro Forma Condensed Combined Financial Statements, are filed herewith.

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


     The following unaudited pro forma condensed combined financial statements are presented assuming the acquisition of the Caremark Business has been consummated and has been accounted for as a purchase. The pro forma condensed combined statements of income for the year ended December 31, 1994 and for the three months ended March 31, 1995 have been prepared as if the acquisition of the Caremark Business and the other transactions requiring pro forma adjustments had occurred on January 1, 1993. The pro forma condensed combined balance sheet as of March 31, 1995 have been prepared as if the acquisition of the Caremark Business and the other transactions requiring pro forma adjustments had occurred on March 31, 1995.



     The pro forma combined data are based on the separate historical consolidated financial statements of Coram and the Caremark Business giving effect to the transactions under the assumptions and adjustments outlined in the accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements. The pro forma adjustments are based upon available information and upon certain assumptions that management believes are reasonable given the circumstances. The unaudited pro forma condensed combined financial statements are provided for comparative purposes only and are not necessarily indicative of the results that would have been obtained had the acquisition of the Caremark Business occurred on the dates indicated or that may be achieved in the future.



     The unaudited pro forma condensed combined financial statements and accompanying notes should be read in conjunction with the respective historical audited consolidated financial statements of Coram and the Caremark Business contained in this Form 8-K, as amended.

                          CORAM HEALTHCARE CORPORATION

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

                                 March 31, 1995
                                 (in thousands)


                                                                                          COMBINED
                                                                                           CORAM
                                                                                            AND
                                                              CAREMARK    PRO FORMA       CAREMARK
                                                    CORAM     BUSINESS   ADJUSTMENTS      BUSINESS
                                                   --------   --------   -----------      --------
                                              ASSETS
CURRENT ASSETS
Cash and cash equivalents........................  $ 21,580   $     --    $  (7,300)(A)   $ 14,280
Accounts receivable net of allowances............   106,419    138,800           --        245,219
Investments......................................    15,499         --           --         15,499
Inventories......................................    11,250     10,900           --         22,150
Prepaid taxes....................................     9,739         --           --          9,739
Deferred income taxes, net.......................    32,538         --           --         32,538
Other current assets.............................    20,784         --           --         20,784
                                                   --------   --------   -----------      --------
  Total current assets...........................   217,809    149,700       (7,300)       360,209
Property and equipment, net......................    23,744     26,700       (6,100)(B)     44,344
Other assets.....................................    18,629      4,700       26,000 (B)     47,329
                                                         --         --       (2,000)(C)         --
Goodwill, net....................................   337,269    191,900     (191,900)(B)    513,869
                                                         --         --      176,600 (B)         --
                                                   --------   --------   -----------      --------
  TOTAL ASSETS...................................  $597,451   $373,000    $  (4,700)      $965,751
                                                   ========   ========   ==========       ========
                               LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable.................................  $ 32,553   $ 23,800    $      --       $ 56,353
Current maturities of long-term debt.............     5,562         --       30,600 (A)     36,162
Deferred income taxes............................     5,818         --           --          5,818
Securities sold for repurchase...................     7,365         --           --          7,365
Reserve for litigation...........................    22,647         --           --         22,647
Accrued merger and restructuring.................    35,958         --           --         35,958
Other accrued liabilities........................    13,632     13,400           --         27,032
                                                   --------   --------   -----------      --------
  Total current liabilities......................   123,535     37,200       30,600        191,335
Revolving lines of credit........................   122,300         --     (122,300)(A)         --
Long-term debt...................................    10,801         --      169,400 (A)    430,201
                                                         --         --      150,000 (A)         --
                                                         --         --      100,000 (A)         --
Minority interest................................     4,729      5,200           --          9,929
Other liabilities................................     1,885        200           --          2,085
Deferred income taxes, non current...............     1,522         --           --          1,522
                                                   --------   --------   -----------      --------
  Total non current liabilities..................   141,237      5,400      297,100        443,737
                                                   --------   --------   -----------      --------
  TOTAL LIABILITIES..............................   264,772     42,600      327,700        635,072
STOCKHOLDERS' EQUITY
Common stock, par $.001..........................        39         --           --             39
Additional paid in capital.......................   347,071         --           --        347,071
Unrealized loss on available for sale
  securities.....................................      (193)        --           --           (193)
Retained earnings (deficit)......................   (14,238)   330,400     (330,400)(B)    (16,238)
                                                         --         --       (2,000)(C)         --
                                                   --------   --------   -----------      --------
  Total stockholders' equity.....................   332,679    330,400     (332,400)       330,679
                                                   --------   --------   -----------      --------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY.......  $597,451   $373,000    $  (4,700)      $965,751
                                                   ========   ========   ==========       ========


   See accompanying notes to unaudited pro forma condensed combined financial statements.

                          CORAM HEALTHCARE CORPORATION

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                   For the three months ended March 31, 1995
                     (in thousands, except per share data)


                                                                                           COMBINED
                                                                                           CORAM AND
                                                                 CAREMARK   PRO FORMA      CAREMARK
                                                       CORAM     BUSINESS  ADJUSTMENTS     BUSINESS
                                                      --------   -------   -----------     ---------
Net revenue.......................................... $104,778   $96,100     $    --       $200,878
Cost of service......................................   75,609    76,200        (305)(F)    151,504
                                                      --------   -------   -----------     ---------
  Gross profit.......................................   29,169    19,900         305         49,374
Operating expenses:
  Selling, general and administrative expenses.......   17,885    14,200          --         32,085
  Provision for estimated uncollectible accounts.....    4,013     4,300          --          8,313
  Amortization of goodwill...........................    2,790     1,300         172 (E)      4,262
  Restructuring costs and other......................   (4,131)       --          --         (4,131)
                                                      --------   -------   -----------     ---------
     Total operating expenses........................   20,557    19,800         172         40,529
Operating income.....................................    8,612       100         133          8,845
Other income (expense)
  Interest income....................................      402        --          --            402
  Interest expense...................................   (3,436)       --      (7,809)(D)    (11,245)
  Minority interest..................................   (2,432)     (500)                    (2,932)
  Other income (loss)................................      338      (100)         --            238
                                                      --------   -------   -----------     ---------
Income (loss) before income taxes....................    3,484      (500)     (7,676)        (4,692)
                                                      --------   -------   -----------     ---------
Income tax benefits..................................   (1,105)       --          -- (G)     (1,105)
                                                      --------   -------   -----------     ---------
Net income (loss).................................... $  4,589   $  (500)    $(7,676)      $ (3,587)
                                                      ========   =======   =========       ========
Income (loss) per share.............................. $    .11                             $   (.09)
                                                      ========                             ========
Shares used to compute income (loss) per share.......   40,939                               40,939
                                                      ========                             ========


   See accompanying notes to unaudited pro forma condensed combined financial statements.

                          CORAM HEALTHCARE CORPORATION

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1994
                     (in thousands, except per share data)


                                                                                                  COMBINED
                                                                                                  CORAM AND
                                                                       CAREMARK    PRO FORMA      CAREMARK
                                                             CORAM     BUSINESS   ADJUSTMENTS     BUSINESS
                                                           ---------   --------   -----------     ---------
Net revenue..............................................  $ 450,496   $441,900    $       --     $ 892,396
Cost of service..........................................    313,182    338,200        (1,220)(F)   650,162
                                                           ---------   --------    ----------     ---------
  Gross profit...........................................    137,314    103,700         1,220       242,234
Operating expenses
  Selling, general and administrative expenses...........     81,907     54,200            --       136,107
  Provision for estimated uncollectible accounts.........     19,517     22,600            --        42,117
  Amortization expense...................................      8,971      4,500         1,387 (E)    14,858
  Provision for litigation...............................     23,220         --            --        23,220
  Merger costs...........................................     28,500         --            --        28,500
  Restructuring costs....................................     95,500     25,000            --       120,500
  Special provision for uncollectible accounts...........     17,300         --            --        17,300
                                                           ---------   --------    ----------     ---------
     Total operating expense.............................    274,915    106,300         1,387       382,602
Operating loss...........................................   (137,601)    (2,600)         (167)     (140,368)
Other income (expense)
  Interest income........................................      2,469         --            --         2,469
  Interest expense.......................................     (7,414)      (489)      (41,708)(D)   (49,611)
  Minority interest......................................    (12,622)    (3,500)           --       (16,122)
  Other income...........................................        865      2,489            --         3,354
                                                           ---------   --------    ----------     ---------
Loss before income taxes.................................   (154,303)    (4,100)      (41,875)     (200,278)
                                                           ---------   --------    ----------     ---------
Income tax benefit.......................................    (26,231)    (1,700)           -- (G)   (27,931)
                                                           ---------   --------    ----------     ---------
Loss.....................................................  $(128,072)  $ (2,400)   $  (41,875)    $(172,347)
                                                           =========   ========    ==========     =========
Net loss per share.......................................  $   (3.32)                             $   (4.46)
                                                           =========                              =========
Shares used to compute loss per share....................     38,633                                 38,633
                                                           =========                              =========


   See accompanying notes to unaudited pro forma condensed combined financial statements.

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                              FINANCIAL STATEMENTS

CAREMARK PURCHASE COMBINATION


     On January 29, 1995, Coram entered into an agreement to acquire the Caremark Business for $309 million, subject to a potential purchase price adjustment of up to $18 million. On April 6, 1995, Coram completed the acquisition of the Caremark Business effective as of April 1, 1995. Concurrently with the acquisition, Coram repaid $123.8 million ($122.3 million of which was outstanding on March 31, 1995) under long-term revolving lines-of-credit.



     The purchase price consisted of (i) $209 million in cash and (ii) $100 million aggregate principal amount of junior subordinated pay-in-kind ("PIK") notes.



     Coram financed the cash portion of the purchase price, costs associated with the acquisition and the repayment of amounts outstanding under its former credit facility with Toronto Dominion (Texas) Inc. (the "Former Credit Facility") through (i) $200 million of borrowings under a new credit facility with Chemical Bank as Agent, providing for aggregate commitments of up to $300 million, including a $100 million revolving credit facility (the "Senior Credit Facility") and (ii) $150 million from the issuance of Senior Subordinated Bridge Notes (the "Bridge Notes"). Coram intends to redeem the Bridge Notes as promptly as practicable, subject to the availability of financing on terms reasonably satisfactory to it.



     Coram anticipates significant expenses to be incurred in connection with the implementation of a branch office and consolidation program to integrate the Caremark Business (the "Caremark Consolidation Plan") subsequent to the acquisition of the Caremark Business combination. Such expenses are expected to include severance costs, costs to terminate leases on closed branches, consolidation of information systems, and other costs related to consolidation activities. Additionally, Coram anticipates that it will record a special charge associated with a revaluation of specific assets including accounts receivable. The expenses associated with these activities are not currently estimable with a reasonable degree of accuracy. Accordingly, they have not been reflected in the unaudited pro forma condensed combined financial statements of operations as it will be a one time charge to operations within six months of the purchase combination.


     Coram expects to realize substantial cost savings and efficiencies from the implementation of the Caremark Consolidation Plan. The Caremark Consolidation Plan includes the elimination of duplicate or redundant facilities in overlapping markets, the elimination of duplicative corporate and administrative expenses and the renegotiation of procurement contracts. Coram has tentatively identified 66 of 77 total Caremark Business treatment centers which have significant geographical overlap with Coram's existing facilities. Based on current information available, management estimates that total annualized savings to be realized by the Caremark Consolidation Plan will approximate $45 million. No assurance, however, can be given regarding the aggregate amount or the timing of cost savings to be achieved by Coram from the Caremark Consolidation Plan. Management is currently developing a detailed Caremark Consolidation Plan, therefore, the unaudited pro forma condensed combined financial statements do not reflect such savings.

     The historical balances related to the Caremark Business presented in the pro forma information exclude certain assets and liabilities of the home infusion business of Caremark which were not included in the acquisition.

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                      FINANCIAL STATEMENTS -- (CONTINUED)

                             (Dollars in thousands)

A.  The Caremark acquisition was financed as presented below:


    Proceeds from borrowing under the Senior Credit Facility of which $30,600
      is classified as a current obligation....................................    $ 200,000
    Proceeds from the Bridge Note..............................................      150,000
    $75 million 7% Convertible Subordinated PIK Note (the "Junior Convertible
      Subordinated PIK Notes").................................................       75,000
    $25 million 12% Non-Convertible Subordinated PIK Note (the "Junior Non-
      Convertible Subordinated PIK Notes").....................................       25,000
    Purchase price for the Caremark Business including $26 million of fees and
      expenses(1)..............................................................     (335,000)
    Refinancing of Former Credit Facility......................................     (122,300)
                                                                                   ---------
      Decrease in cash.........................................................    $  (7,300)
                                                                                   =========


- - ---------------

     (1) Includes approximately $4.8 million of fees and expenses related to a permanent financing undertaken by Coram and deferred as of May 1, 1995, which is expected to occur after the completion of this transaction.

B. Allocation of the purchase price of $335 million, based on the fair market value of the assets of the Caremark Business acquired and liabilities assumed results in the following:

    Net assets of Caremark Business at historical amounts.......................     $ 330,400
    Write-off of previously recorded goodwill...................................      (191,900)
    Decrease in fair value of property and equipment............................        (6,100)
    Deferred financing costs of the acquisition(1)..............................        26,000
    Cost in excess of net assets acquired.......................................       176,600
                                                                                     ---------
                                                                                     $ 335,000
                                                                                     =========

     (1) Includes approximately $4.8 million of fees and expenses related to a permanent financing undertaken by Coram and deferred as of May 1, 1995, which is expected to occur after the completion of this transaction.

C. Represents the write off of unamortized deferred financing costs associated with Former Credit Facility repaid concurrently with the acquisition of the Caremark Business. The write off of these costs is not reflected in the unaudited pro forma condensed combined statements of operations.

D. Pro forma interest expense adjustment detailed below reflects the elimination of interest expense related to the Former Credit Facility, and to record interest expense associated with the Senior Credit Facility, the Bridge Notes, the Junior Convertible Subordinated PIK Notes and Junior Non-Convertible Subordinated PIK Notes and the amortization of deferred financing costs.

                                                                THREE MONTHS ENDED      YEAR ENDED
                                                                    MARCH 31,          DECEMBER 31,
                                                                       1995                1994
                                                                ------------------     ------------
    Elimination of Former Credit Facility interest expense....       $ (2,921)           $ (5,604)
    Senior Credit Facility interest expense...................          2,948              13,335
    Bridge Notes interest expense.............................          3,406              16,313
    Junior Convertible Subordinated PIK notes interest
      expense.................................................          1,314               5,334
    Junior Non-Convertible Subordinated PIK notes interest
      expense.................................................            750               3,083
    Amortization of deferred financing costs(1)...............          2,312               9,247
                                                                   ----------          ------------
    Net interest expense adjustment...........................       $  7,809            $ 41,708
                                                                ===============        ==========

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                      FINANCIAL STATEMENTS -- (CONTINUED)

     ---------------

     (1) Excludes amortization of the $4.8 million of expenses related to a permanent financing undertaken by Coram and deferred as of May 1, 1995, which is expected to occur after the completion of this transaction.

E. Goodwill associated with the purchase of the Caremark Business is amortized in the unaudited pro forma condensed combined statement of operations assuming an estimated average aggregate 30-year useful life consistent with Coram accounting policies currently in effect. However, Coram intends to perform a study of the components of acquired goodwill and intangibles and may adjust amortization based upon the results of this study. The pro forma adjustment to record goodwill amortization is detailed below:

                                                                THREE MONTHS ENDED      YEAR ENDED
                                                                    MARCH 31,          DECEMBER 31,
                                                                       1995                1994
                                                                ------------------     ------------
    Elimination of goodwill amortization previously
      recorded................................................       $ (1,300)           $ (4,500)
    Amortization of costs in excess of fair value of net
      assets acquired.........................................          1,472               5,887
                                                                   ----------          ------------
      Net goodwill adjustment.................................       $    172            $  1,387
                                                                ===============        ==========

F. Depreciation expense related to the decrease in fair value of fixed assets over five years on a straight-line basis.


INCOME TAXES



G. No tax benefits from the aforementioned pro forma adjustments have been reflected in the unaudited pro forma condensed combined financial statements.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 19, 1995                          CORAM HEALTHCARE CORPORATION
                                            (registrant)

                                            By:     /s/  SAM R. LENO
                                                        Sam R. Leno
                                            Vice President, Secretary and Chief
                                                     Financial Officer

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